UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                           FORM 8-K/A


                         CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934



March 21, 2003
(Date of earliest event reported)


Commission file number:  0-20704


           GRAPHIC PACKAGING INTERNATIONAL CORPORATION
     (Exact name of registrant as specified in its charter)


           Colorado                          84-1208699
 (State or other jurisdiction             (I.R.S. Employer
of incorporation or organization)        Identification No.)


   4455 Table Mountain Drive, Golden, Colorado      80403
     (Address of principal executive offices)     (Zip Code)


                         (303) 215-4600
      (Registrant's telephone number, including area code)
Item 5.  Other Events and Regulation FD Disclosure.

     Graphic Packaging International Corporation (the "Company"), through its subsidiary Graphic Packaging Corporation, is party to a packaging supply agreement with Coors Brewing Company ("Coors Brewing") effective as of April 1, 2003. The agreement was executed on March 21, 2003 and supersedes and replaces the packaging supply agreement scheduled to expire on March 31, 2003.

     This Form 8-K/A is filed to reflect subsequent revisions made to Exhibit 99.1, which is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.

(a) Financial Statements of Business Acquired.

    Not applicable

(b) Pro Forma Financial Information

    Not applicable

(c) Exhibits.

    Exhbit No.   Description

      99.1       Purchase and Sale Agreement by and
                 between Graphic Packaging Corporation
                 and Coors Brewing Company.


                           SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              GRAPHIC PACKAGING INTERNATIONAL
                              CORPORATION

Date: March 28, 2003          By /s/ Jill B. W. Sisson
                              ---------------------------------
                              Jill B. W. Sisson, Esq.
                                General Counsel, Secretary